EXHIBIT 32.2

                  CERTIFICATION PURSUANT TO 18 U.S.C. SECTION
                1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE
                          SARBANES -OXLEY ACT OF 2002

In connection with the Form 10-QSB of Voyager Entertainment International, Inc. (the "Company") on Form 10-QSB for the period ended September 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard L. Hannigan Sr., Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that based on my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




/s/ Richard L. Hannigan, Sr.                           Dated: November 12, 2007
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Richard L. Hannigan, Sr.
President and Chief Executive Officer